                                                    CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 2, 2002, in the Registration Statement (Form N-4 No. 333-96577) and related Prospectus of American Skandia Life Assurance Corporation.

                                                                       /s/ERNST & YOUNG LLP

Hartford, Connecticut
October 3, 2002